                                                                      EXHIBIT 24


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield and State of Georgia on the 5th day of November, 1997.

                                    CITIZENS EFFINGHAM BANCSHARES, INC.


                                    By:      /s/ Harry H. Shearouse
                                       -----------------------------------------
                                             Harry H. Shearouse


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints HARRY H. SHEAROUSE, his true and lawful attorney-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                                                                                  Date
                                                                                  ----
/s/ Harry H. Shearouse              President, Chief Executive                   11/5/97
--------------------------------    Officer and Director                         -------
Harry H. Shearouse


/s/ Jon G. Burns                    Director                                     11/5/97
--------------------------------                                                 -------
Jon G. Burns


/s/ Charles E. Hartzog              Director                                     11/5/97
--------------------------------                                                 -------
Charles E. Hartzog


/s/ Philip M. Heidt                 Director                                     11/5/97
--------------------------------                                                 -------
Philip M. Heidt


/s/ W. Harvey Kieffer               Director                                     11/5/97
--------------------------------                                                 -------
W. Harvey Kieffer

/s/ C. Murray Kight                 Director                                     11/5/97
--------------------------------                                                 -------
C. Murray Kight


/s/ Thomas C. Strickland, Jr.       Director                                     11/5/97
--------------------------------                                                 -------
Thomas C. Strickland, Jr.


/s/ Mariben M. Thompson             Director                                     11/5/97
--------------------------------                                                 -------
Mariben M. Thompson


/s/ Thomas O. Triplett, Sr.         Director                                     11/5/97
--------------------------------                                                 -------
Thomas O. Triplett, Sr.


/s/ J. Terrell Webb                 Director                                     11/5/97
--------------------------------                                                 -------
J. Terrell Webb


/s/ H. Mitchell Weitman             Director                                     11/5/97
--------------------------------                                                 -------
H. Mitchell Weitman


/s/ Wendel H. Wilson                Director                                     11/5/97
--------------------------------                                                 -------
Wendel H. Wilson